UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2013

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34867 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West Gwynedd Hall, Suite 302 Blue Bell, Pennsylvania	19422
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On August 12, 2013, UniTek Global Services, Inc. (the “Company”) issued a press release disclosing the Company’s financial results for the fiscal year ended December 31, 2012, as well as restated financial results for the fiscal year ended December 31, 2011. The Company also announced that its Annual Report on Form 10-K for the year ended December 31, 2012 had been filed with the Securities and Exchange Commission, and that in addition to the previously mentioned financial statements, such filing includes restated financial information for the interim periods ended September 29, 2012, June 30, 2012, March 31, 2012, October 1, 2011 and July 2, 2011.

A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 9.01 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Press Release of UniTek Global Services, Inc., dated August 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: August 16, 2013	By:	/s/ Andrew J. Herning
Andrew J. Herning
Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title
99.1	Press Release of UniTek Global Services, Inc., dated August 12, 2013.